SUPPLEMENT TO THE PROSPECTUSES, STATEMENT OF ADDITIONAL INFORMATION
AND SUMMARY PROSPECTUSES OF
ALLSPRING U.S. EQUITY FUNDS
Allspring Index Fund
(the “Fund”)

At a meeting held February 23-24, 2022, the Board of Trustees of the Fund approved a proposal to collapse the master-feeder structure under which the Fund invests 100% of its assets in the Allspring Index Portfolio. On or about June 1, 2022, the Fund will begin to invest substantially all of its assets directly in a portfolio of securities. As a result of this change, all references to the “master portfolio” or Index Portfolio, as applicable, are hereby removed or replaced with references to the Fund throughout the prospectuses, summary prospectuses and statement of additional information. In addition, the following specific changes are made:

Prospectus and Summary Prospectus

I. Principal Investment Strategy The following sentence is removed from the Fund’s investment strategy included in the section entitled “Principal Investment Strategies”:

The Fund is a feeder fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

II. Principal Investment Risks The following disclosure is removed from the section entitled “Principal Investment Risks”:

Because the Fund invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies, the following principal risks include those risks that result from the Fund’s investment in the master portfolio. In this section, references to the Fund should be read to include the Fund and the master portfolio, as appropriate.

The Fund’s performance will not correlate perfectly with that of the master portfolio due to the impact of the Fund’s fees and expenses and to the timing and magnitude of cash flows into and out of the Fund, which will create cash balances that cause the Fund’s performance to deviate from the performance of the master portfolio.

III. The Sub-Advisers and Portfolio Managers References to the sub-adviser and portfolio managers for Allspring Index Portfolio now apply to the Fund.

Statement of Additional Information

I. Management Fees In the section entitled “Manager and Other Service Providers - Manager and Class-Level Administrator” the Fund is removed from the management fees table. The following paragraph and table is added:

As compensation for its services under the Management Agreement to Index Fund, Allspring Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

Fund	Fee
Index	First $1B Next $4B Next $5B Over $10B	0.150% 0.125% 0.090% 0.080%

II. Sub-Adviser Fees In the SAI section titled “Manager and Other Service Providers - Sub-Adviser(s)” the Fund’s sub-adviser fees table for the Fund is replaced with the following, which removes the footnote reference to the master portfolio, the fees have not changed.

Fund	Sub-Adviser	Annual Rate (as a percentage of net assets)
Index	Allspring Investments	First $100M Next $100M Over $200M	0.050% 0.030% 0.020%

February 25, 2022	EGAM022/P903SP